4th Quarter 2020 Earnings Supplement January 27, 2021

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our RISE2020 initiative; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program (“PPP”) and fulfillment of government guarantees on our PPP loans; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our RISE2020 initiative; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowing and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. 4th Quarter & Full Year 2020 Highlights • Strong Pre-tax, Pre-provision earnings • Mortgage banking business continues to outperform • One-time expenses impacted 4Q • Solid liquidity and capital; balance sheet well positioned • Committed to supporting our employees, customers and community 4Q 2020 2020 Year NET INCOME $12.2 Million $37.3 Million DILUTED EPS $0.43 $1.32 PRE-TAX, PRE-PROVISION EARNINGS $20.4 Million $88.2 Million LOAN GROWTH* +$46 Million +1.0% +$98 Million +2.2% NET INTEREST MARGIN 3.32% Actual 3.17% Normalized* 3.30% Actual 3.29% Normalized* EFFICIENCY RATIO 68.8% Actual 59.8% Normalized** 63.7% Actual 60.8% Normalized ** * Normalized to exclude PPP impact, refer to slide 26 for additional details. ** Normalized to exclude one-time expenses, refer to slide 27 for additional details.

4Central Pacific Financial Corp. Strong Credit Metrics $0 $20 $40 $60 $80 $100 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 4Q19 1Q20 2Q20* 3Q20* 4Q20* ALLOWANCE FOR CREDIT LOSSES (ACL) ACL in $ Millions (right) ACL/Total Loans (left) Peer Average (left) * Excludes the PPP loan portfolio from total loans. Note: Peer Average includes banks $3-7B in assets. Source S&P Global. $0 $20 $40 $60 $80 $100 3.00% 5.00% 7.00% 9.00% 11.00% 13.00% 15.00% 4Q19 1Q20 2Q20 3Q20 4Q20 CLASSIFIED ASSETS Classified Assets + OREO (right) Classified Assets + OREO/Tier 1 Capital + ACL (left) Peer Average (left) $0 $20 $40 $60 $80 $100 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 4Q19 1Q20 2Q20 3Q20 4Q20 NON PERFORMING LOANS NPLs in $ Millions (right) NPL /Total Loans (left) Peer Average (left) $0 $20 $40 $60 $80 $100 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 4Q19 1Q20 2Q20 3Q20 4Q20 NET CHARGE-OFFS Net Charge-offs in $ Millions (right) NCO/Avg Loans (left) Peer Average (left)

5Central Pacific Financial Corp Digital Banking • Launched cpb.bank website in November 2019 • Launched new online and mobile banking platforms in August 2020 • Full ATM network upgrade completed in November 2020 Revenue Enhancements • Committed to best-in-class small business and cash management products, with new platform fully rolled out in July 2020 • Enhanced sales management with enterprise-wide tools and CRM system Branch Transformation • CPB Concept Branch for innovation and testing open since March 2020 • Revitalization project of Plaza Headquarters completed and re-opened in January 2021 • New headquarters includes co-working areas and community meeting space Operational Excellence • Outsourced residential mortgage loan servicing in August 2019 • End-to-end commercial loan origination system implemented in October 2019 • Other initiatives leveraging Robotic Process Automation (RPA) to enhance operational efficiency ongoing RISE2020 Initiative Completed

6Central Pacific Financial Corp. • New, modernized flagship main branch • Reimagined inviting lobby for customers and the community, including a new co-working space Grand Reopening of Plaza Headquarters

7Central Pacific Financial Corp. • New online/mobile platform publicly launched late August 2020. New mobile app rating 4.6 & 4.4 out of 5 stars* on Apple and Android respectively • Complete personal financial management (PFM) all in one site, with account aggregation, budgeting, and goal setting tools • Open API to leverage other apps; currently Zelle with other app partners on the roadmap Newly Upgraded Online/Mobile and ATMs • Entire ATM network was replaced in 2020 with new full-function ATMs • New ATMs have a vibrant backlit surround, touch screen, multi-denomination currency and envelope-less deposit • Same day credit on ATM deposits up to 8:00 pm, which is 2 hours later than any major Hawaii competitor • Digital initiatives have helped migrate deposit transactions, with an average of 77% of all deposits processed via electronic methods in the 2nd half of 2020.* Mobile app rating as of January 22, 2021

8Central Pacific Financial Corp. • 31 total branches, with 23 on the island of Oahu (pictured) • 4 branches identified in red were consolidated into neighboring branches in 2020, with an expected go-forward annual expense savings of $1.8 million Branch Consolidation Initiative

9Central Pacific Financial Corp. Resilient Hawaii Market STRENGTHS AND RECOVERY FACTORS • Hawaii has the 2nd lowest per capita COVID-19 case rate in the nation • Re-opened tourism on October 15, 2020 for trans- Pacific travelers with a negative COVID-19 test • While tourism drives ~20% of GDP, government/defense and real estate makes up another ~45% of GDP • Construction and development in Hawaii continues through the pandemic • Housing prices remain strong with an Oahu median home sales price of $870K in December 2020 * Other primarily includes finance, education, professional & administrative services. Tourism Related, 23% RE/Construction, 26% Gov't/Military, 20% Healthcare, 7% Other*, 24% STATE OF HAWAII REAL GROSS STATE PRODUCT (GSP) 2019 $500 $550 $600 $650 $700 $750 $800 $850 $900 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 -J an 20 -F eb 20 -M ar 20 -A pr 20 -M ay 20 -J un 20 -J ul 20 -A ug 20 -S ep 20 -O ct 20 -N ov 20 -D ec OAHU SINGLE FAMILY HOME MEDIAN SALES PRICE ($ IN THOUSANDS) $870K

10Central Pacific Financial Corp. Solid Liquidity & Capital Position STRONG CAPITAL • $230 million capital cushion to the well-capitalized Total RBC minimum of 10% at 12/31/20 • $55 million subordinated note offering completed in October 2020, provided additional Tier 2 capital and increased CPF Total RBC to 15.2% • New share repurchase authorization approved by the Board of Directors in January 2021 AMPLE LIQUIDITY • At 12/31/20, over $2.3 billion in available alternative sources of liquidity, including $1.6 billion in FHLB/FRB lines and $0.7 billion in unpledged investment securities * Excludes the PPP impact to the assets denominator, refer to slide 26 for more details. 11.8% 1.1% 2.3% 9.5% 8.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Risk-based Capital Tier 1 Leverage Excl PPP* TCE Excl PPP* REGULATORY CAPITAL RATIOS AS OF DECEMBER 31, 2020 Tier 2 Tier 1 CET1 15.2% Total RBC

11Central Pacific Financial Corp. Total Loan Portfolio LOAN PORTFOLIO HIGHLIGHTS • Conservative and Diversified Loan Portfolio 45% Commercial 55% Consumer • Predominantly Hawaii Focused 89% Hawaii 11% Mainland/Guam • 77% Real Estate Secured (excluding PPP loan balances from total loan portfolio balance) Note: Totals may not sum due to rounding. TOTAL LOAN PORTFOLIO OF $4,964MM OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS Commercial & Industrial $545 / 11% Paycheck Protection Program $416 / 8% Construction $125 / 3% Residential $1,690 / 34%Home Equity $551 / 11% CRE - Owner Occupied $242 / 5% CRE - Investor $914 / 18% Consumer $479 / 10%

12Central Pacific Financial Corp. C&I – Industry Composition LOAN PORTFOLIO HIGHLIGHTS • Many borrowers are essential businesses • Well established, locally owned and operated by strong management • Borrowers have good liquidity with access to capital • Long term relationships averaging 12 years • Granular with average outstanding loan amount of $160,000 • Criticized loan exposure of 1.5%; majority COVID-19 related • Total undrawn commitments of $360MM Other Industries include: Other Services; Professional, Scientific and Technical; Utilities; Construction; Accommodation; Administrative; Management of Companies; Information; Finance and Insurance OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS Other Industries $172 / 31% Healthcare $102 / 19%Transportation & Warehousing $65 / 12% Real Estate and Rental & Leasing $53 / 10% Foodservice $50 / 9% Retail Trade $43 / 8% Manufacturing $39 / 7% Wholesale Trade $21 / 4% $545MM 11%

13Central Pacific Financial Corp. Paycheck Protection Program [PPP] LOAN PORTFOLIO HIGHLIGHTS • Over 7,000 loans made • Granular with average outstanding loan amount of $69,000 • 66% to existing customers • 34% to new customers • SBA Forgiveness process commenced in October with approximately 1,500 loans approved by the SBA at 12/31/2020 Other Industries include: Other Services; Educational Services; Information; Finance and Insurance OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS Other Industries $63 / 15% Foodservice $69 / 17% Healthcare $58 / 14% Construction $57 / 14% Professional, Scientific, and Technical Services $44 / 11% Administrative and Waste Management $27 / 6% Real Estate and Rental & Leasing $22 / 5% Retail Trade $22 / 5% Manufacturing $19 / 5% Transportation & Warehousing $18 / 4% Wholesale Trade $17 / 4% $416MM 8%

14Central Pacific Financial Corp. CRE – Property Type Composition LOAN PORTFOLIO DETAILS • Strong borrowers that operate out of their own properties • Well-collateralized with WA LTV of 65% • 94% secured in Hawaii and 6% in Mainland HI WA LTV 66%1 ML WA LTV 55%1 • Long term relationships averaging 14 years • Average outstanding loan amount of $1.2MM • Criticized loan exposure of 0.5%; majority COVID-19 related 1 Based on LTV at origination. OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS Industrial $117 / 48% Commercial & Office $56 / 23% Other $32 / 13% Retail $26 / 11% Restaurant $11 / 5% Owner Occupied $242MM 5%

15Central Pacific Financial Corp. CRE – Property Type Composition LOAN PORTFOLIO DETAILS • Seasoned real estate investors • Well-collateralized with WA LTV of 59% • 73% secured in Hawaii and 27% in Mainland HI WA LTV 61%1 ML WA LTV 57%1 • Long term relationships averaging 12 years • Average outstanding loan amount of $2.6MM • Criticized loan exposure of 1.6%; majority COVID-19 related 1 Based on LTV at origination. OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS Multifamily $304 / 33% Retail & Shopping Center $222 / 24% Industrial $156 / 17% Commercial & Office $107 / 12% Hotel $49 / 5% Restaurant $20 / 2%Other $34 / 4% Self Storage $24 / 3% Investor $914MM 18%

16Central Pacific Financial Corp. High Risk Industries LOAN PORTFOLIO DETAILS • Well established, locally owned and operated by strong management • Borrowers have access to capital with good liquidity • Long term relationships averaging 12 years • Granular with average outstanding loan amount of $287,000 • Criticized loan exposure of 1.6%; majority COVID-19 related • Total undrawn commitments of $83MM INDUSTRY OUTSTANDING BALANCE (EXCL. PPP) % OF TOTAL LOAN PORTFOLIO (EXCL. PPP) TOTAL PAYMENT DEFERRAL DEFERRAL AS % OF TOTAL LOANS (EXCL. PPP) TOTAL CRITICIZED CRITICIZED AS % OF TOTAL LOANS (EXCL. PPP) C&I CRE CRITICIZED W/PPP FOODSERVICE $ 64 1.4% $5 0.1% $41 0.9% $50 $14 $9 RETAIL TRADE 64 1.4% 0 0.0% 13 0.3% 43 21 5 ACCOMMODATION 60 1.3% 8 0.2% 18 0.4% 10 50 - MANUFACTURING 58 1.3% 0 0.0% 5 0.1% 39 19 1 TOTAL $245 5.4% $12 0.3% $77 1.7% $142 $103 $15 Note: Totals may not sum due to rounding. OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS

17Central Pacific Financial Corp. Residential Mortgage LOAN PORTFOLIO DETAILS • 100% in Hawaii; 89% on Oahu • 81% of loan balance are loans <$1.0MM • Average outstanding loan amount of $445,000 • WA LTV 62%1 • WA FICO 773 • Criticized loan exposure of 0.1% 1 Based on LTV at origination. Owner Occupied $1,377 / 81% Investor & Second Home $313 / 19% $1,690MM 34% OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS

18Central Pacific Financial Corp. Home Equity LOAN PORTFOLIO DETAILS • 100% in Hawaii; 85% on Oahu • 50% of loan balance are lines/loans <$250 thousand • Average outstanding loan amount of $143,000 • 56% are 1st mortgages • 19% are 2nd mortgages behind CPB 1st mortgage • WA CLTV 63%1 • WA FICO 770 • Total undrawn commitments of $555MM 1 Based on LTV at origination. Owner Occupied $471 / 85% Investor & Second Home $80 / 15% $551MM 11% OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS

19Central Pacific Financial Corp. Consumer LOAN PORTFOLIO DETAILS • Total Consumer HI WA FICO 719 ML WA FICO 7581 • Auto HI WA FICO 702 ML WA FICO 7511 • Personal HI WA FICO 746 ML WA FICO 7631 • Total undrawn commitments of $103MM 1 Based on origination score. Personal $229 / 48% Auto $250 / 52% $479MM 10% Hawaii $204 / 81% Mainland $46 / 19% AUTO $250MM 5% Private Banking $57 / 25% Hawaii $72 / 31% Mainland $100 / 44% PERSONAL $229MM 5% OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS

20Central Pacific Financial Corp. Loan Payment Deferrals Continue to Decline • Loan deferrals continue to decline down to 3% of the overall portfolio as of 12/31/20 • Residential mortgages were extended to 9-month deferrals as deemed appropriate; these loans have low WA LTV of 60% • Re-deferral rates improved to 15% • Approximately 40% of the Commercial Mortgage and C&I deferrals will resume payment in January 2021 $- $100 $200 $300 $400 $500 $600 $700 In $ M ill io ns HISTORICAL TREND OF TOTAL LOAN DEFERRALS 1. Excludes PPP loans 2. Calculated as total balance on 2nd and 3rd deferral divided by the sum of total balance of active deferrals and total balance back on payment. $ MILLIONS AS OF DEC. 31, 2020 ON 1ST DEFERRAL ON 2ND DEFERRAL ON 3RD DEFERRAL TOTAL ACTIVE DEFERRALS % OF ASSET CLASS1 TOTAL BACK ON PAYMENT RE-DEFERRAL RATE2 $ Count $ Count $ Count $ Count $ Count RESIDENTIAL MORTGAGE 4.3 9 6.6 20 59.5 123 $70.4 152 3% 116.9 280 35% COML MTG/ CONSTRUCTION 25.4 6 16.1 4 - - 41.5 10 3% 167.0 87 8% COML & INDUSTRIAL (C&I) 0.9 15 5.2 6 - - 6.1 21 1% 113.9 645 4% CONSUMER 2.1 136 0.2 13 - - 2.3 149 0% 68.8 4,176 0% TOTAL 32.7 166 28.1 43 59.5 123 120.3 332 3% 466.6 5,188 15%

21Central Pacific Financial Corp. Loan Payment Deferrals – Portfolio & Industry Residential $70 / 59% Commercial Real Estate $42 / 34% Commercial & Industrial $6 / 5% Consumer $2 / 2% DEFERRALS BY LOAN PORTFOLIO $120MM 3% Real Estate and Rental & Leasing $33 / 71% Accommodation $8 / 16% Foodservice $5 / 10% Other Industries $1 / 3% CRE AND C&I DEFERRALS BY INDUSTRY $47MM 1% Note: Totals may not sum due to rounding. Other Industries include: Transportation & Warehousing; Wholesale Trade; Retail Trade; Manufacturing; Educational Services OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS

22Central Pacific Financial Corp. Loans Rated Special Mention LOAN PORTFOLIO DETAILS • $142MM Special Mention Loans • 3.1% of Total Loan Portfolio (excl PPP) CREDIT RISK MANAGEMENT APPROACH • Ongoing monitoring of all risk rated loans and frequent high-touch of majority borrowers • Assessment for risk rating migration based on:  Near term business strategy and outlook  Management strength and actions taken  Financial position including cash burn, cash liquidity, and access to capital  Payment deferral; federal and state support Other Industries include: Management of Companies; Healthcare; Educational Services; Other Services; Healthcare; Transportation & Warehousing; Professional, Scientific and Technical; Finance and Insurance Real Estate and Rental & Leasing $50 / 35% Foodservice $40 / 28% Retail Trade $13 / 9% Accommodation $11 / 7% Utilities $5 / 4% Manufacturing $4 / 3% Construction $3 / 2% Other Industries $16 / 12% $142MM 3% OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS

23Central Pacific Financial Corp. Loans Rated Classified LOAN PORTFOLIO HIGHLIGHTS • $50MM Classified Loans • 1.1% of Total Loan Portfolio (excl PPP) • Real Estate and Rental & Leasing exposure totals 4 CRE- Investor borrowers; well-collateralized with WA LTV of 69% • Manufacturing exposure totals 3 C&I borrowers • Foodservice exposure totals 6 C&I borrowers • Residential exposure totals 24 borrowers and HELOC totals 3 borrowers Real Estate and Rental & Leasing $29 / 58% Accommodation $8 / 15% Healthcare $3 / 6% Foodservice $2 / 3% Manufacturing $2 / 3% Other Industries $1 / 5% Residential/HELOC $5 / 10% $50MM 1% OUTSTANDING BALANCE AS OF 12/31/2020 $ IN MILLIONS Other Industries include: Retail Trade; Wholesale Trade; Utilities; Professional, Scientific and Technical; Construction; Other Services

Mahalo

25Central Pacific Financial Corp. Appendix

Non-GAAP Financial Measures - Excluding PPP

The Company believes the following non-GAAP financial measures provides useful information about our operating results and enhances the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

$ MILLIONS	DEC. 31, 2020 Actual	PPP Exclusions[1]	DEC. 31, 2020 Normalized
Quarter-ended 12/31/20:			
Net Interest Income[2]	$51.6	(6.3)	$45.3
Total Interest-Earning Assets	$6,202.2	(504.7)	$5,697.5
Net Interest Margin[3]	3.32%		3.17%
Year-ended 12/31/20:			
Net Interest Income[2]	$198.3	(12.2)	$186.1
Total Interest-Earning Assets	$6,015.2	(358.3)	$5,656.9
Net Interest Margin[3]	3.30%		3.29%
Tangible Common Equity[4]	$546.7		$546.7
Total Assets	$6,594.6	(416.4)	$6,178.2
Tangible Common Equity Ratio	8.29%		8.85%
Tier 1 Capital	$581.4		$581.4
Average Assets for Lev. Ratio	$6,599.5	(504.7)	$6,094.8
Leverage Capital Ratio	8.81%		9.54%

1. Net interest income excludes PPP interest income less an assumed funding cost of 0.25% and PPP net loan fee income; Total Interest-Earning Assets excludes average PPP loan balances; Total Assets excludes PPP loan balance; Average Assets excludes average PPP loan balances.
2. Net interest income shown on a taxable equivalent basis.
3. Net interest margin calculation based on the day count interest accrual conventions at the interest-earning asset or interest-bearing liability level (i.e. 30/360, actual/actual)
4. Tangible Common Equity is equivalent to total shareholders' equity as there are no intangibles.

Central Pacific Financial Corp.

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27Central Pacific Financial Corp. Non-GAAP Financial Measures - Excluding One-Time Expenses Note: Efficiency Ratio calculated as Other Operating Expense divided by the sum of Net Interest Income and Other Operating Income. $ MILLIONS Quarter Ended DEC. 31, 2020 Year Ended DEC. 31, 2020 Net Interest Income $51.5 $197.7 Other Operating Income 14.1 45.2 Other Operating Expense 45.1 154.7 Efficiency Ratio - GAAP 68.8% 63.7% Other Operating Expense - Adjustments Employee incentives and benefit programs $ (2.0) $ (2.9) Branch consolidation costs (1.3) (1.6) Litigation settlements (0.8) (0.8) Debt prepayment fee (0.7) (0.7) Loss on disposal of fixed assets (0.6) (0.6) Other one-time expenses (0.5) (0.5) $ (5.9) $ (7.1) Other Operating Expense - Adjusted $39.2 $ 147.6 Efficiency Ratio Normalized- non-GAAP 59.8% 60.8% The Company believes the following non-GAAP financial measures provides useful information about our operating results and enhances the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.